BN 40677086v3 June 16, 2021 AMENDED AND RESTATED BYLAWS OF CENTRAL VALLEY COMMUNITY BANK A CALIFORNIA CORPORATION ARTICLE 1 OFFICES Section 1.1 Principal Executive Office. The principal executive office for the transaction of the business of the corporation shall be established and maintained by the Board of Directors at any place within or without the State of California. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Section 1.2 Other Offices. Other business offices may at any time be established at any place or places specified by the Board of Directors. ARTICLE 2 MEETINGS OF SHAREHOLDERS Section 2.1 Place of Meetings. All meetings of shareholders shall be held at the principal executive office of the corporation or at any other place within or without the State of California specified by the Board of Directors, or, to the extent permitted by and in accordance with Section 2.7, by electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) or by electronic video screen communication. Section 2.2 Annual Meeting. The annual meeting of the shareholders shall be held at the time and date in each year fixed by the Board of Directors. At the annual meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted that is within the power of the shareholders. Section 2.3 Notice of Annual Meeting. Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally, by electronic transmission by the corporation (as defined in Article 11 hereof), or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons (determined in accordance with Section 605 of the General Corporation Law) on

BN 40677086v3 June 16, 2021 the record date for the meeting, by third-class mail, or by other means of written communication, charges prepaid, addressed to such shareholder at the shareholder’s address appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given to such shareholder if addressed to the shareholder at the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located. Notice given by electronic transmission by the corporation (as defined in Article 11 hereof) shall be valid only if such notice complies with the procedures set forth in such definition and as long as neither of the following has occurred: (i) the corporation is unable to deliver two consecutive notices to the shareholder by that means; or (ii) the inability to so deliver the notices to the shareholder becomes known to the secretary, any assistant secretary, the transfer agent, or other person responsible for the giving of the notice. If the circumstances described in either clauses (i) or (ii) above occurs with respect to a shareholder, the corporation shall again obtain the consent of such shareholder as required by the definition of “electronic transmission by the corporation” set forth in Article 11 hereof prior to utilizing electronic transmission by the corporation to provide notices of shareholders meetings to such shareholder. All such notices shall be given to each shareholder entitled thereto not less than ten (10) days (or, if sent by third-class mail, thirty (30) days) nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally, sent by electronic transmission by the corporation (as defined in Article 11 hereof), or deposited in the mail or sent by other means of written communication. An affidavit of mailing or electronic transmission of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the notice. Such notice shall specify: (1) the place (unless the meeting is to be conducted solely by electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) if permitted by Section 2.7), the date, and the hour of such meeting; (2) if the meeting is to be conducted in whole or in part by means of electronic communication by and to the corporation, (i) the means of electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) or electronic video screen communication, if any, by which shareholders may participate in that meeting and (ii) notice that absent the valid consent of all of the shareholders of the corporation for the

BN 40677086v3 June 16, 2021 utilization of electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) as required by such definitions, the meeting shall include a physical location; (3) those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders (but, subject to the provisions of Section 2.5 below, any proper matter may be presented at the meeting for such action); (4) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors for election; (5) the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with an interested director, (ii) amendment of the Articles of Incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the General Corporation Law, (iv) voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and (6) such other matters, if any, as may be expressly required by statute. Section 2.4 Nominations for Director. Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for election of directors. Section 2.5 Shareholder Proposals at Annual Meetings. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. The chair of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5, and if the chair should so determine, the chair shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Section 2.6 Special Meetings. Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the Chairman of the Board (if there be such an officer appointed), by the President, by the Board of Directors, or by one or more shareholders entitled to cast not less than ten percent (10%) of the votes at the meeting. Section 2.7 Annual or Special Meeting by Electronic Communication. A meeting of the shareholders may be conducted, in whole or in part, by electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) or by electronic video screen communication (a) if the corporation implements measures to provide

BN 40677086v3 June 16, 2021 shareholders (in person or by proxy) an opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting concurrently with those proceedings, and (b) if any shareholder votes or takes other action at the meeting by means of electronic transmission to the corporation (as defined in Article 11 hereof) or electronic video screen communication, a record of that vote or action is maintained by the corporation. If authorized by the Board of Directors in its sole discretion, and subject to the statutory requirements of shareholder consent then in effect and those guidelines and procedures as the Board of Directors may adopt, shareholders not physically present in person or by proxy at a meeting of shareholders may, by electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) or by electronic video screen communication, participate in a meeting of shareholders, be deemed present in person or by proxy, and vote at a meeting of shareholders whether that meeting is to be held at a designated place or in whole or in part by means of electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) or by electronic video screen communication, in accordance with this Section 2.7. A shareholder’s participation in a meeting of the shareholders by electronic communication by and to the corporation (as these terms are defined in Article 11) is predicated upon the consent of such shareholder to electronic communication by the corporation (as such term is defined in Article 11 and as required by such definition). Unless all of the shareholders have consented to the use of electronic transmission by and to the corporation (as these terms are defined in Article 11) for the purposes of a shareholders meeting (or to the use of such transmissions for such meetings generally) a shareholders’ meeting shall include a physical location determined in accordance with Section 2.1. Section 2.8 Notice of Special Meetings. Upon request in writing (as defined in Article 11) that a special meeting of shareholders be called for any proper purpose, directed to the Chairman of the Board (if there be such an officer appointed), Chief Executive Officer, President, Vice President or Secretary by any person (other than the Board of Directors) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. Except in special cases where other express provision is made by statute, notice of any special meeting of shareholders shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by Section 2.3(d)(1) and, if applicable, Sections 2.3(d)(2)-(6) of these Bylaws, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting. Section 2.9 Conduct of Meetings. The Board of Directors of the Corporation may adopt such rules and regulations for the conduct of the meeting of the shareholders as it shall deem appropriate. The Secretary of the Corporation or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the

BN 40677086v3 June 16, 2021 judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The chairman of the meeting shall also rule on the precedence of and procedure on motions and other procedural matters, and exercise discretion with respect to such procedural matters. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman of the meeting shall have the power to have such person removed from the meeting. Section 2.10 Quorum. The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a different number or voting by classes is required by the General Corporation Law, the Articles of Incorporation or these Bylaws. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the holders of a majority of the shares present in person or represented by proxy thereat and entitled to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the shareholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, or if required by the General Corporation Law or the Articles of Incorporation, the vote of a greater number or voting by classes. Section 2.11 Adjourned Meeting and Notice. When any shareholders’ meeting, either annual or special, is adjourned for more than forty- five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting (or the means of electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof) or electronic video screen communication, if any, by which the shareholders may participate), or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken. Section 2.12 Record Date. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders

BN 40677086v3 June 16, 2021 or entitled to give consent to corporate action in writing (as defined in Article 11) without a meeting, to receive any report, to receive any dividend or other distribution, or allotment of any rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or these Bylaws. If no record date is fixed: (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day preceding the day on which the meeting is held. (2) The record date for determining shareholders entitled to give consent to corporate action in writing (as defined in Article 11) without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given. (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later. Section 2.13 Voting. Except as provided below with respect to cumulative voting and except as may be otherwise provided in the Articles of Incorporation (as amended), each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares such shareholder is entitled to vote. Subject to the provisions of Sections 702 through 704 of the General Corporation Law (relating to voting of shares held by a fiduciary, receiver, pledgee, or minor, in the name of a corporation, or in joint ownership), persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date shall be entitled to vote

BN 40677086v3 June 16, 2021 at the meeting of shareholders. Such vote may be viva voce or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. Shares of this corporation owned by a corporation more than twenty- five percent (25%) of the voting power of which is owned directly by this corporation, or indirectly through one or more majority-owned subsidiaries of this corporation, shall not be entitled to vote on any matter. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are normally entitled, or to distribute votes on the same principle among as many candidates as such shareholder thinks fit. No shareholder shall be entitled to cumulate votes unless such candidate’s name or candidates’ names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate such shareholder’s votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. (The candidates for directors receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected and votes against a director and votes withheld shall have no legal effect. Section 2.14 Proxies. Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. “Proxy” means a written authorization signed or an electronic transmission authorized by a shareholder or the shareholder’s attorney-in-fact giving another person or persons power to vote with respect to the shares of such shareholder. “Signed” for the purpose of this Section 2.14 means the placing of the shareholder’s name or other authorization on the proxy (whether by manual signature, typewriting, telegraphic, or electronic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A proxy may be transmitted by an oral telephone transmission if it is submitted with information from which it may be determined that the proxy was authorized by the shareholder, or his or her attorney-in-fact. Any proxy duly executed is not revoked and continues in full force and effect until (i) a written instrument revoking it is filed with the Secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy executed by the person executing the prior proxy is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Notwithstanding the foregoing sentence, a proxy that states that it is irrevocable, is irrevocable for the period specified therein to the extent permitted by Section 705(e) and (f) of the General Corporation Law. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. As long as no outstanding class of securities of the corporation is registered under of the Securities Exchange Act of 1934, or is not exempted from such registration by

BN 40677086v3 June 16, 2021 Section 12(g)(2) of such Act, any form of proxy or written consent distributed to ten (10) or more shareholders of the corporation when outstanding shares of the corporation are held of record by 100 or more persons shall afford an opportunity on the proxy or form of written consent to specify a choice between approval and disapproval of each matter or group of related matters intended to be acted upon at the meeting for which the proxy is solicited or by such written consent, other than elections to office, and shall provide, subject to reasonable specified conditions, that where the person solicited specifies a choice with respect to any such matter the shares will be voted in accordance therewith. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a shareholder “withhold” or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted for the election of a director. Section 2.15 Validation of Defectively Called or Noticed Meetings. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, provides a waiver of notice or consent to the holding of the meeting or approval of the minutes thereof in writing (as defined in Article 11). All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by these Bylaws or by the General Corporation Law to be included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Articles of Incorporation or these Bylaws, or unless the meeting involves one or more matters specified in Section 2.3(d)(4) of these Bylaws. Section 2.16 Action Without Meeting. Directors may be elected without a meeting by a consent in writing (as defined in Article 11), setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice except as hereinafter set forth, a director may be elected at any time to fill a vacancy not filled by the directors (other than a vacancy created by removal of a director) by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors. Any other action that may be taken at a meeting of the shareholders, may be taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing (as defined in Article 11), setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

BN 40677086v3 June 16, 2021 Unless the consents of all shareholders entitled to vote have been solicited in writing (as defined in Article 11): (1) notice of any proposed shareholder approval of (i) a contract or other transaction with an interested director, (ii) indemnification of an agent of the corporation, (iii) a reorganization of the corporation as defined in Section 181 of the General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval in accordance with Section 2.3 of these Bylaws; and (2) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing (as defined in Article 11). Such notices shall be given in the manner provided in Section 2.3 of these Bylaws. Any shareholder giving a written consent, or the shareholder’s proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent personally or by proxy by a writing (as defined in Article 11) received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation. Section 2.17 Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chair of any such meeting may, and on the request of any shareholder or the holder of such shareholder’s proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more shareholders or holders of proxies, the majority of shares represented in person or by proxy shall determine whether one inspector or three inspectors are to be appointed. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the result; and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

BN 40677086v3 June 16, 2021 ARTICLE 3 BOARD OF DIRECTORS Section 3.1 Powers. Subject to the provisions of the General Corporation Law and any limitations in the Articles of Incorporation relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Section 3.2 Number and Qualification of Directors. The authorized number of directors of the corporation shall not be less than nine (9) nor more than fifteen (15) until changed by amendment of the Articles of Incorporation or by a Bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided, however, that if the minimum or fixed number of directors is five (5) or more, an amendment reducing the fixed number or minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum minus one. The exact number of directors within the range of authorized directors shall be fixed from time to time, within the limits specified in the Articles of Incorporation or in this Section 3.2, (i) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or (ii) by resolution adopted from time to time by the Board of Directors. Section 3.3 Election and Term of Office. The directors shall be elected at each annual meeting of shareholders, but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office. Section 3.4 Vacancies. A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of directors is increased, if the incorporator or incorporators have failed to appoint the authorized number of directors in any resolution for appointment of directors upon the initial organization of the corporation, or if the

BN 40677086v3 June 16, 2021 shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting. Vacancies in the Board of Directors, except for a vacancy created by the removal of a director, may be filled by a majority of the directors present at a meeting at which a quorum is present, or if the number of directors then in office is less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice in compliance with these Bylaws, or (c) by a sole remaining director. Each director so elected shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. A vacancy in the Board of Directors created by the removal of a director may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of all of the holders of the outstanding shares. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal which requires the unanimous written consent of all shares entitled to vote for the election of directors shall require the consent of holders of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal shall require the unanimous written consent of all shares entitled to vote for the election of directors. Any director may resign effective upon giving written notice to the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director’s term of office. Section 3.5 Time and Place of Meetings. The Board of Directors shall hold a regular meeting immediately after the meeting of shareholders at which it is elected and at the place where such meeting is held, or as shall otherwise be fixed by the Board of Directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with. Other regular meetings of the Board of Directors shall be held without notice at such times and places as are fixed by the Board of Directors. Special meetings of the Board of Directors may be held at any time whenever called by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President, any Vice-President, the Secretary or any two directors. Except as hereinabove provided in this Section 3.5, all meetings of the Board of Directors may be held at any place within or without the State of California that has been designated by resolution of the Board of Directors as the place for the holding of regular meetings, or by written consent of all directors as specified in the notice for the meeting or, if designated by the Board of

BN 40677086v3 June 16, 2021 Directors, by means of conference telephone, electronic video screen communication or electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof). In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the corporation. Section 3.6 Notice of Special Meetings. Notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, telegraph, facsimile (or other electronic transmission by the corporation (as defined in Article 11 hereof)), or mail, charges prepaid, addressed to the director at the director’s address as it is shown upon the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone, telegraph, facsimile, electronic mail message or other electronic transmission by the corporation (as defined in Article 11 hereof), it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Any such transmission of notice, as above provided, shall be due, legal and personal notice to such director. As used herein, notice by telephone shall be deemed to include a voice messaging system or other system or technology designed to record and communicate messages, or wireless, to the recipient, including the recipient’s designated voice mailbox or address on such a system. Notice of a meeting need not be given to any director who provides a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof in writing (as defined in Article 11), whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meetings. Section 3.7 Action at a Meeting: Quorum and Required Vote. Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the Board of Directors may participate in a meeting through use of conference telephone, electronic video screen communication or electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof). Participation in a meeting through use of conference telephone or electronic video screen communication pursuant to this subsection (b) constitutes presence in person at such meeting as long as all members participating in the meeting are able to hear one another. Participation in a meeting through electronic transmission by and to the corporation (as these terms are defined in Article 11 hereof), other than conference telephone or electronic video screen communication (to which the restrictions in this sentence do not apply), pursuant to this subsection (b) constitutes presence in person at such meeting, if both of the following apply: (i) each member participating in the meeting can communicate with all of the other members concurrently, and (ii) each member is provided the means of participating in all matters before the Board of Directors, including, without limitation,

BN 40677086v3 June 16, 2021 the capacity to propose, or to interpose an objection to, a specific action to be taken by the corporation. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the Articles of Incorporation, or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting. Section 3.8 Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing (as defined in Article 11) to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors. All members of the board shall include an “interested director” or a “common director” as described in Sections 310(a) or (b) of the General Corporation Law, who abstains in writing from providing consent, where the material facts of the contract or transaction, and the interest or other directorship of the interested or common director are fully disclosed to the non-interested or non-common directors prior to their execution of the written consent or consents, such disclosures are conspicuously included in the written consent or consents executed by the noninterested or noncommon directors, and noninterested or noncommon directors constituting a quorum approve the action. Section 3.9 Adjourned Meeting and Notice. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment. Section 3.10 Fees and Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors. Section 3.11 Appointment of Executive and Other Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the

BN 40677086v3 June 16, 2021 extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to: The approval of any action for which the General Corporation Law also requires shareholders’ approval or approval of the outstanding shares. The filling of vacancies on the Board of Directors or in any committee. The fixing of compensation of the directors for serving on the Board of Directors or on any committee. The amendment or repeal of these Bylaws or the adoption of new Bylaws. The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable. A distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the Board of Directors. The appointment of other committees of the Board of Directors or the members thereof. The provisions of Sections 3.5 through 3.9 of these Bylaws apply also to committees of the Board of Directors and action by such committees, mutatis mutandis (with the necessary changes having been made in the language thereof). Notwithstanding anything to the contrary, all committees of the corporation in existence as of the date these Bylaws are adopted shall continue without any additional action until terminated by the Board of Directors. ARTICLE 4 OFFICERS Section 4.1 Officers. The officers of the corporation shall consist of the Chief Executive Officer or a President, or both, the Secretary and the Chief Financial Officer (collectively, “Specified Officers”), and each of them shall be appointed by the Board of Directors. The corporation may also have a Chairman of the Board, one or more Vice-Chairmen, a Lead Independent Director, one or more Vice- Presidents, a Chief Credit Officer, a Controller, one or more Assistant Secretaries and Assistant Chief Financial Officers, and such other officers as may be appointed by the Board of Directors, or with authorization from the Board of Directors by the Chief Executive Officer or the President. The order of the seniority of the Vice-Chairmen and Vice-Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. Any two or more of such offices may be held by the same person. The Board of Directors may appoint, and may empower the Chief Executive Officer or President to appoint, such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

BN 40677086v3 June 16, 2021 The Board of Directors shall appoint the Specified Officers each year at its regular meeting of the Board of Directors following the meeting of shareholders at which the Board of Directors is elected. Specified Officers shall hold office from the date appointed to the date of the next succeeding regular meeting of the Board of Directors following the meeting of shareholders at which the Board of Directors is elected, and until their successors are elected; provided that all officers, as well as any other employee or agent of the corporation, may be removed at any time at the pleasure of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, and upon the removal, resignation, death or incapacity of any officer, the Board of Directors or the Chief Executive Officer or the President, in cases where he or she has been vested by the Board of Directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation. Any officer may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the Board of Directors. Section 4.2 The Chairman of the Board. The Board of Directors may appoint one of its members to be the Chairman of the Board to serve at the pleasure of the Board of Directors. The Chairman of the Board (if there be such an officer appointed) shall, when present, preside at all meetings of the shareholders and of the Board of Directors, and shall perform all the duties commonly incident to that office. The Chairman of the Board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of Chief Executive Officer or the President is required), and shall perform such other duties as the Board of Directors may from time to time determine. Section 4.3 Vice-Chairmen and Lead Independent Director. The Board of Directors may appoint one or more of its members to be a Vice Chairman or Lead Independent Director to serve at the pleasure of the Board of Directors. One or more Vice- Chairmen or a Lead Independent Director (if there be such officer or officers appointed), in the order of their seniority (unless otherwise established by the Board of Directors), may assume and perform the duties of the Chairman of the Board in the absence or disability of the Chairman of the Board or whenever the office of the Chairman of the Board is vacant. Any Vice-Chairman or Lead Independent Director shall have such titles, perform such other duties, and have such other powers as the Board of Directors, the Chairman of the Board or these Bylaws may designate from time to time. A Lead Independent Director shall be deemed independent by the Board of Directors.

BN 40677086v3 June 16, 2021 Section 4.4 Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the Chief Executive Officer of the corporation and shall perform all the duties commonly incident to that office. The Chief Executive Officer shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. In the absence of the Chairman of the Board, the Vice Chairman, and the Lead Independent Director, if any, the Chief Executive Officer shall preside at all meetings of the shareholders and of the Board of Directors. The Chief Executive Officer shall also perform such other duties as the Board of Directors may from time to time determine. Section 4.5 The President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board or the Chief Executive Officer, the President shall perform all the duties commonly incident to that office. The President shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. In the absence of the Chairman of the Board, the Vice Chairman, the Lead Independent Director and the Chief Executive Officer, if any, the President shall preside at all meetings of the shareholders and of the Board of Directors. The President shall also perform such other duties as the Board of Directors may from time to time determine. Section 4.6 Vice-Presidents. The Vice-Presidents (if there be such officers appointed), including Executive Vice- Presidents and Senior Vice-Presidents, in the order of their rank (first to Executive Vice-Presidents and second to Senior Vice-Presidents) and seniority within each rank (unless otherwise established by the Board of Directors), may assume and perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer and the President or whenever the offices of the Chairman of the Board, the Chief Executive Officer and the President are vacant and may assume and perform the duties of the President in the absence or disability of the President or whenever the offices of the Chairman of the Board, the Chief Executive Officer and the President are vacant. The Vice-Presidents shall have such titles, perform such other duties, and have such other powers as the Board of Directors, the Chief Executive Officer, the President or these Bylaws may designate from time to time. Vice Presidents who are not Executive Vice Presidents or Senior Vice Presidents shall not be deemed to be executive officers of the Corporation and shall be excluded from participation in major policy making functions of the Corporation. Section 4.7 The Secretary. The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a record of minutes of actions taken at all meetings of directors and committees thereof and of shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at shareholders’ meetings, and the proceedings thereof. Minutes and other

BN 40677086v3 June 16, 2021 books and records shall be kept either in written form or in another form capable of being converted into clearly legible tangible form or in any a combination of the foregoing. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors and committees thereof required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws. The Chief Executive Officer and the President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President may designate from time to time. Section 4.8 Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all of the Chief Financial Officer’s transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws. The Chief Executive Officer or the President may direct any Assistant Chief Financial Officer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Chief Financial Officer shall perform such other duties and have such other powers as the Board of Directors Chief Executive Offer or the President may designate from time to time. Section 4.9 Chief Credit Officer. The Chief Credit Officer, subject to supervision by the Corporation’s President and Chief Executive Officer, shall have primary responsibility for the Corporation’s loan portfolio; the Corporation’s loan grading system; the function of the Corporation’s internal loan approval process consistent with lines of authority and approval procedures established by the Board of Directors; the development and presentation for Board of Directors approval of all loan policies

BN 40677086v3 June 16, 2021 and procedures; the Corporation’s compliance with all state and federal laws and regulations pertaining to lending; employee training related to lending activities; evaluation of the sufficiency of the Corporation’s reserve for loan losses; making recommendations to the Board of Directors regarding the loan loss reserve; the Corporation’s loan documentation system; and for ensuring that all lending matters of which the Chief Credit Officer is aware and which require examination by or the approval of the Board of Directors are brought to the Board of Directors’ attention. In addition, the Chief Credit Officer shall perform such other duties as are imposed upon him by the President and Chief Executive Officer, by the Board of Directors or by these By-Laws. Section 4.10 The Controller. The Controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer or President may designate from time to time. The Chief Executive Officer and the President may direct any Assistant Controller to assume and perform the duties of the Controller, in the absence or disability of the Controller, and each Assistant Controller shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board (if there be such an officer appointed), Chief Executive Officer or the President may designate from time to time. ARTICLE 5 EXECUTION OF CORPORATE INSTRUMENTS, RATIFICATION, AND VOTING OF STOCKS OWNED BY THE CORPORATION Section 5.1 Execution of Corporate Instruments. In its discretion, the Board of Directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation. All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize to do so. The Board of Directors shall designate an officer who personally, or through his representative, shall vote shares of other corporations standing in the name of this corporation. The authority to vote shares shall include the authority to execute a proxy in the name of the corporation for purposes of voting the shares. Section 5.2 Ratification by Shareholders. In its discretion, the Board of Directors may submit any contract or act for approval or ratification of the shareholders at any annual meeting of shareholders, or at any special meeting of

BN 40677086v3 June 16, 2021 shareholders called for that purpose; and any contract or act that shall be approved or ratified by the holders of a majority of the voting power of the corporation shall be as valid and binding upon the corporation and upon the shareholders thereof as though approved or ratified by each and every shareholder of the corporation, unless a greater vote is required by law for such purpose. Section 5.3 Voting of Stocks Owned by the Corporation. All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President. ARTICLE 6 ANNUAL AND OTHER REPORTS Section 6.1 Reports to Shareholders. The Board of Directors of the corporation shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year, and at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) prior to the annual meeting of shareholders to be held during the next fiscal year. If approved by the Board of Directors, the report and any accompanying material may be sent by electronic transmission by the corporation (as defined in Article 11 hereof). This report shall contain a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. This report shall also contain such other matters as required by Section 1501(b) of the General Corporation Law, unless the corporation is subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, and is not exempted therefrom under Section 12(g)(2) thereof. As long as the corporation has less than 100 holders of record of its shares (determined as provided in Section 605 of the General Corporation Law), the foregoing requirement of an annual report is hereby waived. If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver (including by electronic transmission by the corporation (as defined in Article 11 hereof) or mail to the person making the request within thirty (30) days thereafter the financial statements for such year as required by Section 1501(a) of the General Corporation Law. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the annual report for the last fiscal year, unless such report has been waived under these Bylaws. The statements shall be delivered (including by electronic

BN 40677086v3 June 16, 2021 transmission by the corporation (as defined in Article 11 hereof) if such transmission is permitted to such shareholder pursuant to such definition) or mailed to the person making the request within thirty (30) days thereafter. A copy of any such statements shall be kept on file in the principal executive office of the corporation for twelve (12) months, and they shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements, or a copy shall be mailed to the shareholder. The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation. Section 6.2 Report of Shareholder Vote. For a period of sixty (60) days following the conclusion of an annual, regular, or special meeting of shareholders, the corporation shall, upon written request from a shareholder, forthwith inform the shareholder of the result of any particular vote of shareholders taken at the meeting, including the number of shares voting for, the number of shares voting against, and the number of shares abstaining or withheld from voting. If the matter voted on was the election of directors, the corporation shall report the number of shares (or votes if voted cumulatively) cast for each nominee for director. If more than one class or series of shares voted, the report shall state the appropriate numbers by class and series of shares. Section 6.3 Reports to the Secretary of State. Except as otherwise required by the Secretary of State, every year, during the calendar month in which the original Articles of Incorporation were filed with the California Secretary of State, or during the preceding five calendar months, the corporation shall file a certified statement with the Secretary of State on the prescribed form, setting forth the names and complete business or residence addresses of all incumbent directors; the number of vacancies on the Board of Directors, if any; the names and complete business or residence addresses of the chief executive officer, the secretary, and the chief financial officer; the street address of the corporation’s principal executive office or principal business office in California; a statement of the general type of business constituting the principal business activity of the corporation; and a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the General Corporation Law. Notwithstanding the provisions of paragraph (a) of this section, if there has been no change in the information contained in the corporation’s last annual statement on file in the Secretary of State’s office, the corporation may in lieu of filing the annual statement described in paragraph (a) of this section, advise the Secretary of State, on the appropriate form, that no changes in the required information have occurred during the applicable period, as permitted by Section 1502 of the General Corporation Law.

BN 40677086v3 June 16, 2021 ARTICLE 7 SHARES OF STOCK Section 7.1 Stock Certificates. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board (if there be such officers appointed) or the Chief Executive Officer, the President or a Vice-President and by the Chief Financial Officer or any Assistant Chief Financial Officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue. Any such certificate shall also contain such legends or other statements as may be required by Sections 417 and 418 of the General Corporation Law, the Corporate Securities Law of 1968, federal or other state securities laws, and any agreement between the corporation and the issue of the certificate. Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the Board of Directors or these Bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment. No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser; (4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirement imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code. Section 7.2 Certificated and Uncertificated Shares. Certificates for the shares of stock of the Corporation shall be issued only to the extent as may be required by applicable law or as otherwise authorized by the Secretary or any Assistant Secretary, and if so issued shall be in such form as is consistent with the Articles of Incorporation of the Corporation and applicable law. Any such certificates shall be signed by, or in the name of the Corporation by, the Chief Executive Officer or the President and by the Secretary or any

BN 40677086v3 June 16, 2021 Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue. Any such certificate shall also contain such legend or other statement as may be required by Section 418 of the Code, any agreement between the Corporation and the issuee thereof, and may contain such legend or other statement as may be required by any other applicable law or regulation or agreement. Upon resolution of the Board of Directors, shares of the Corporation may also be issued, recorded and transferred exclusively in uncertificated book-entry form in accordance with a direct registration program operated by a clearing agency registered under Section 17A of the Securities and Exchange Act of 1934, as amended. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars on behalf of the Corporation. If a transfer agent is appointed, transfers of shares of stock of the Corporation shall be made by the transfer agent and registrar on the books of the Corporation after receipt of a request with proper evidence of succession, assignment, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. Subject to the foregoing, the Board of Directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of shares of stock of the corporation, and to appoint and remove transfer agents and registrars of transfers. ARTICLE 8 INSPECTION OF CORPORATE RECORDS Section 8.1 General Records. The accounting books and records and the minutes of proceedings of the shareholders, the Board of Directors and committees thereof of the corporation and any subsidiary of the corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder’s interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. Minutes of proceedings of the shareholders, Board of Directors, and committees thereof and other books and records shall be kept either in written form or in another form capable of being converted into clearly legible tangible form or any combination of the foregoing. A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders’ names and addresses and shareholdings

BN 40677086v3 June 16, 2021 during usual business hours upon five (5) business days’ prior written demand upon the corporation or to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such list, a list of the shareholders’ names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars on behalf of the Corporation. If a transfer agent is appointed, transfers of shares of stock of the Corporation shall be made by the transfer agent and registrar on the books of the Corporation after receipt of a request with proper evidence of succession, assignment, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. Subject to the foregoing, the Board of Directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of shares of stock of the corporation, and to appoint and remove transfer agents and registrars of transfers. Section 8.2 Inspection of Bylaws. The corporation shall keep at its principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or shall otherwise provide upon written request of any shareholder if it has no such office in California) the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. ARTICLE 9 INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS Section 9.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a “Proceeding”), by reason of the fact that such person, or another person of whom such person is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity

BN 40677086v3 June 16, 2021 while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 9.3 of these Bylaws, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. It is the corporation’s intention that these Bylaws provide indemnification in excess of that expressly permitted by Section 317 of the General Corporation Law, as authorized by the corporation’s Articles of Incorporation. Any identification provided under this Section 9.1 shall only be authorized in each specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in this Section 9.1 as determined by any of the following: (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding; (2) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion; (3) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; (4) The court in which the proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not the application by the agent, attorney or other person is opposed by the corporation. Section 9.2 Authority to Advance Expenses. Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured, and no interest shall be charged thereon. Section 9.3 Right of Claimant to Bring Suit. If a claim under Section 9.1 or 9.2 of these Bylaws is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may

BN 40677086v3 June 16, 2021 at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. Section 9.4 Provisions Nonexclusive. The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles of Incorporation, agreement, or vote of the shareholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence. Section 9.5 Authority to Insure. The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the General Corporation Law, as amended. Section 9.6 Survival of Rights. The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person. Section 9.7 Settlement of Claims. The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity to participate, at its expense, in the defense of such action.

BN 40677086v3 June 16, 2021 Section 9.8 Effect of Amendment. Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification. Section 9.9 Subrogation. In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights. Section 9.10 No Duplication of Payments. The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder. ARTICLE 10 AMENDMENTS Section 10.1 Power of Shareholders. New bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation or by these Bylaws. Section 10.2 Power of Directors. Subject to the right of shareholders as provided in Section 10.1 of this Article 10 to adopt, amend or repeal these Bylaws, these Bylaws (other than a bylaw or amendment thereof changing the authorized number of directors, or providing for the approval by the Board of Directors, acting alone, of a loan or guarantee to any officer or an employee benefit plan providing for the same) may be adopted, amended or repealed by the Board of Directors. ARTICLE 11 DEFINITIONS Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Corporation Law as amended from time to time shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term “person” includes a corporation as well as a natural person.

BN 40677086v3 June 16, 2021 Certain definitions in the General Corporation Law are set forth below; provided that the definitions in the General Corporation Law (and with respect to the applicable portions of definition of “electronic communication by the corporation,” the United States Code), as amended from time to time, shall govern and control for purposes of these Bylaws with respect to the terms set forth below and the other terms utilized in these Bylaws: “Electronic transmission by the corporation” means a communication (a) delivered by (1) facsimile telecommunication or electronic mail when directed to the facsimile number or electronic mail address, respectively, for that recipient on record with the corporation, (2) posting on an electronic message board or network which the corporation has designated for those communications, together with a separate notice to the recipient of the posting, which transmission shall be validly delivered upon the later of the posting or delivery of the separate notice thereof, or (3) other means of electronic communication, (b) to a recipient who has provided an unrevoked consent to the use of those means of transmission for communications under or pursuant to this code, and (c) that creates a record that is capable of retention, retrieval and review, and that may thereafter be rendered into clearly legible tangible form. In addition, an electronic transmission by a corporation to an individual shareholder or director recipient is not authorized unless, in addition to satisfying the requirements above, the corporation also satisfies the following requirements: (A) prior to giving consent, the recipient is provided with a clear and conspicuous statement that describes: (i) the recipient’s right to withdraw the consent and any conditions, consequences, or fees in the event of such withdrawal; (ii) whether the consent applies only to a particular communication between the corporation and the recipient or to identified categories of communications or all categories of communications by and to the corporation; (iii) procedures for withdrawing consent; (iv) procedures for updating the recipient’s contact information for electronic transmissions; and (v) how, after the consent, the recipient may obtain a paper copy of a record or other communication sent by means of electronic transmission, and whether any fee will be charged for such copy and any other terms and conditions applicable to the receipt such paper copy; (B) the recipient (i) prior to consenting, is provided with a statement of the hardware and software requirements for access to and retention of the records sent by electronic transmission; and

BN 40677086v3 June 16, 2021 (ii) consents electronically, or confirms his or her consent electronically, in a manner that reasonably demonstrates that the recipient can access information in the electronic form that will be used to provide the information that is the subject of the consent; and (C) if after the recipient’s consent a change occurs in the hardware or software requirements needed to access or retain the records sent by electronic transmission, the corporation shall provide the recipient with a statement of the revised hardware and software requirements for access to and retention of the records sent by electronic transmission, offer the recipient the right to withdraw consent without the imposition of any fees for such withdrawal and without the imposition of any condition or consequence that was not disclosed previously; and shall again comply with paragraph (B) above. “Electronic transmission to the corporation” means “a communication (a) delivered by (1) facsimile telecommunication or electronic mail when directed to the facsimile number or electronic mail address, respectively, which the corporation has provided from time to time to shareholders or members and directors for sending communications to the corporation, (2) posting on an electronic message board or network which the corporation has designated for those communications, and which transmission shall be validly delivered upon the posting, or (3) other means of electronic communication, (b) as to which the corporation has placed in effect reasonable measures to verify that the sender is the shareholder or member (in person or by proxy) or director purporting to send the transmission, and (c) that creates a record that is capable of retention, retrieval, and review, and that may thereafter be rendered into clearly legible tangible form. “General Corporation Law” means the General Corporate Law of the State of California, as may be amended from time to time. “Writing” includes any form of recorded message capable of comprehension by ordinary visual means; and when used to describe communications between the corporation and its shareholders or directors, writing shall include electronic transmissions by and to a corporation, as defined above in this Article 11.